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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 24, 2004
Date of report

DIMON INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
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(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

N/A (former name of former address, if changed since last report)

DIMON Incorporated and Subsidiaries

ITEM 12.

Results of Operations and Financial Condition

          On May 24, 2004, the registrant issued a press release announcing arrangements for release of financial results for the fiscal year ended March 31, 2004 and lowering fiscal 2004 guidance.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein its entirety by reference.

          The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2004	DIMON Incorporated
Registrant

By: /s/ Thomas G. Reynolds
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Thomas G. Reynolds Vice President - Controller (Principal Accounting Officer)

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DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated May 24, 2004	5-6

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